Subsequent events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent events
21.	Subsequent events:
On March 10, 2020, the Company announced that it entered into an exclusive agreement with Hong Kong Teson Pharma Limited (“Teson”) for the commercialization of Aggrastat
®
. The agreement covers the territories of mainland China (excluding Taiwan and Hong Kong) and Macau. Under the terms of the agreement, the Company received a one-time
upfront payment of $3,000 from Teson. The Company is eligible to receive up to an additional $500 upon Teson’s first receipt of product, which is anticipated to occur in 2020. In exchange, Teson will receive exclusive rights to commercialize Aggrastat
®
in the agreed to territories, at its own cost and expense.
On March 16, 2020, the Company announced that it entered into an arrangement agreement dated March 15, 2020 in which ADVANZ PHARMA will acquire all of the issued and outstanding shares of the Company, pursuant to a plan of arrangement under the Canada Business Corporations Act. The acquisition, which will be executed through ADVANZ PHARMA’s wholly-owned subsidiary Mercury Pharma Group Limited, is expected to have a total purchase price of approximately $75,900, which includes the repayment of certain of the Company’s indebtedness. The Boards of Directors of both companies have unanimously approved the transaction, which remains subject to approval by the Company’s shareholders. The transaction is subject to customary closing conditions and is expected to be completed during the second quarter of 2020.